1 © 2012 W. R. Grace & Co. Investment Highlights February 12, 2013 W. R. Grace & Co.

2 © 2012 W. R. Grace & Co. Disclaimer Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements, that is, statements related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: developments affecting Grace’s bankruptcy, proposed plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earth) and energy, developments affecting Grace’s underfunded and unfunded pension obligations, risks related to foreign operations, especially in emerging regions, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of its research and development and growth investments, its legal and environmental proceedings, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in the Appendix. Reconciliations of non-GAAP terms to the closest GAAP term (i.e., net income) are provided in the Appendix.

3 © 2012 W. R. Grace & Co. 23% 5% 9% 21% 11% 31% 33% 27% 40% Grace Fast Facts (NYSE: GRA)  2012 sales of $3.2 billion  True specialty chemicals business  High value, high margin product portfolio  Strong franchises in large, global markets  Global leadership positions  Number 1 or 2 in over 70% of 2012 sales Catalysts Technologies #1 in FCC catalysts #1 in resid hydroprocessing catalysts #1 in independent polyethylene catalysts #2 in independent polypropylene catalysts Materials Technologies #1 in specialty silica gel #1 in can sealants Construction Products #1 in cement additives #2 in concrete admixtures  Operations in over 40 countries 2012 Grace Sales 2012 Grace Sales by Region $3.2 billion $3.2 billion Catalysts Technologies Construction Products Materials Technologies North America Western Europe Eastern Europe Middle East & Africa Asia Pacific Latin America

4 © 2012 W. R. Grace & Co. 229 326 479 517 560 – 580 0 100 200 300 400 500 600 2009 2010 2011 2012 2013E * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix **Deconsolidated ART JV in December 2009. GAAP Sales were $2,825 million 0% 10% 20% 30% 40% 2009 2010 2011 2012 2013E Sales ($M) Adjusted Free Cash Flow* ($M) Adjusted EBIT* ($M) Adjusted EBIT Return on Invested Capital* 27.2% 35.4% 20.5% 2,591 2,675 3,212 3,156 0 1,000 2,000 3,000 4,000 2009** 2010 2011 2012 2013E 0 100 200 300 400 500 2009 2010 2011 2012 2013E 397 246 278 2009 – 2012: ~7% CAGR 421 35 – 37% = 2013 Outlook as of February 6, 2013 Financial Performance Record 2009 – 2012: ~31% CAGR Note: Sales headwinds of ~$285 million in 2012 and ~$120 million in 2013 due to lower rare earth-related pricing and currency translation 3,200 – 3,300 >400 36.3%

5 © 2012 W. R. Grace & Co. In millions 2013 Outlook (at Feb 6, 2013) 2012 Actual Y/Y Growth Adjusted EBIT $560 – $580 $517 8% – 12% Adjusted EBITDA $685 – $705 $636 8% – 11% 2013 Outlook Key Assumptions Sales • Sales in the range of $3.2 – 3.3 billion • Organic growth of 6 – 8% • Headwinds of ~ $120 million from lower rare earth and currency Margin • Gross margin in the range of 36 – 38% • Adjusted EBIT margin improvement of ~100 basis points • Average euro exchange rate of $1.29 for the year • Pension expense of $73 million Adjusted EPS • Book effective tax rate of 34%; Cash tax rate of 14% • Diluted shares outstanding at year end of 79 million Cash flow • Adjusted Free Cash Flow > $400 million • Capital expenditures in the range of $180 – 200 million • Accelerated pension contribution of $50 million in Q1

6 © 2012 W. R. Grace & Co.  Grow core franchises in big, global markets  Differentiate products at the customer level  Use our cash flow as an asset for investment and growth; build capabilities in emerging markets  Reduce complexity to drive productivity Sales: $3.8 billion ~8% Organic Growth CAGR 2011-2014 Adjusted EBITDA: $850 million ~12% CAGR 2011-2014 Adjusted FCF: >$1.2 billion Cumulative 2012-2014 High ROIC Materials Science Expertise Customer Focus Innovation Core Competencies Strategies 2014 Long-Term Performance Goals Strategies Focused to Deliver Long-Term Performance *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix.

Sales Goal: $3.8 Billion by 2014


Sales (in millions)
$3,212
$3,155
~$450
Organic Growth and Growth Programs
~$200
Bolt-on Acquisitions
$3,800
$3,600 ex Acquisitions
2011 Actual
2012 Actual
2014 Goal

2011-2014 organic growth: ~8% CAGR

*Net of sales headwinds of ~$285 million in 2012 and ~$120 million in 2013 due to lower rare earth and currency translation.

Catalysts Technologies

- Invest in FCC technology in emerging regions
- Leverage PE/PP technology and capacity investments globally
- Extend product and manufacturing technology into catalyst white space

Materials Technologies

- Invest to improve product performance and enhance value delivered
- Leverage silica applications knowledge to expand current product line
- Grow pharma and health care applications

Construction Products

- Capture growth in emerging regions
- Accelerate growth for:
  - Building materials
  - Process control technology

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© 2012 W. R. Grace & Co.

GRACE

8 © 2012 W. R. Grace & Co. Long-term Trends Drive Sales Growth Sources: IMF, Euromonitor, IHS Global Insight, Global Construction Outlook, Goldman Sachs Global Economics Paper No. 170, Grace internal estimates Rapid Development in Emerging Regions  Middle class growing more than 70 million people per year  Per capita disposable income in Asia growing 4x the rate in advanced economies  Urban population increased 800 million in the last 10 years  More sophisticated building techniques used to build safer, more durable properties  Growing more than 2.5x advanced economies  Shift in manufacturing and refining capacity o Majority of new refineries planned through 2015  Compared with advanced economies, emerging regions represent significant growth due to: o <33% per capita oil consumption o <20% plastics usage o <25% ready mix penetration Improving Living Standards Urbanization 0% 5% 10% 15% 20% 25% 30% 35% 40% 2007 2008 2009 2010 2011 2012 37% Emerging Regions North America Other Advanced Economies Emerging Regions Contribution to Grace Sales 32% 31%

Adjusted EBITDA Goal: $850 Million by 2014


Adjusted EBITDA
(in millions)
$599
$636
~$90
Business Growth
~$90
Margin Expansion
~$35
Bolt-on Acquisitions
$850
$815
ex Acquisitions
2011 Actual
2012 Actual
2014 Goal

2011-2014 Adjusted EBITDA: ~12% CAGR

Business Growth

- Focused growth programs
- Technology and capacity investments
- Growth in emerging regions

Margin Expansion

- Operating leverage
- Product margins
- Productivity

Bolt-on Acquisitions

- Pursue acquisitions within current portfolio
- Must deliver clear cost synergies

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© 2012 W. R. Grace & Co.
*Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix.
GRACE

10 © 2012 W. R. Grace & Co. Track Record of Increasing Profitability *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. 2.6 2.7 3.2 3.2 32.7% 35.5% 36.2% 37.0% 0% 10% 20% 30% 40% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2009 2010 2011 2012 Sales and Gross Margin ($B) Profitability Drivers Sales Growth  Capital-efficient capacity additions  Growth in emerging regions leverages existing capacity and infrastructure  Growth in advanced economies scales fixed costs  Bolt-on acquisitions with clear cost synergies Product Margins  Pricing power based on product performance and technical service  Product innovation focused on increasing margins  Manufacturing prioritized to higher margin products  Global sourcing of raw materials and raw materials substitution Productivity  Increasing manufacturing flexibility and reducing fixed costs  Investing in supply chain capabilities  Disciplined Lean Six Sigma approach to productivity  Reducing inventories and inventory costs 342 442 599 636 12.1% 16.5% 18.6% 20.2% 0% 5% 10% 15% 20% 0 100 200 300 400 500 600 700 2009 2010 2011 2012 Adjusted EBITDA* ($M)

11 © 2012 W. R. Grace & Co. 0% 10% 20% 30% 40% 2009 2010 2011 2012 ROIC Performance  Invested over $630 million since 2009 ROIC increased from 21% to ~36% ROIC Drivers Higher Adjusted EBIT Disciplined net working capital management Manufacturing scale and flexibility Construction Products capital-light business model ROIC key in investment decisions, but not a barrier to growth Adjusted EBIT Return On Invested Capital* High ROIC: An Operating and Investment Priority * Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix 27.2% 35.4% 20.5% 36.3% Net Working Capital Days 20 40 60 80 100 2008 2011 2010 2009 2012 2013 Target ~53

12 © 2012 W. R. Grace & Co. Adjusted FCF Goal: >$1.2 Billion from 2012 through 2014 Strong Cash Flow to Grow Top Line and Increase Total Shareholder Return Cash from Operations (before Chapter 11- and asbestos-related costs) >$1,800 Capital expenditures $550-$600 Adjusted Free Cash Flow >$1,200 Bolt-on Acquisitions $50-$400 Cash Available for Shareholders >$800 (In Millions)

13 © 2012 W. R. Grace & Co. Uses of Adjusted Free Cash Flow Investment priorities  Catalysts Technologies investments and alliances  Product and geographic extensions in Materials Technologies and Construction Products  Typical capital expenditures ~5% of sales plus expected investment in FCC catalyst JV in the Middle East Bolt-on acquisitions with clear cost synergies  Focused within current portfolio Financial flexibility to invest in growth  No exit financing requirement  Pension funding requirement less than $40 million per year  Disciplined working capital management Returning excess cash flow to shareholders  Cash settle the warrant after emergence  Repurchase shares to increase total shareholder return  Evaluate dividend after emergence *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix

14 © 2012 W. R. Grace & Co. Well Positioned for Continued Earnings Growth Strong foundation for growth:  Leading product portfolio  Growth-oriented geographic footprint  Robust product technology roadmap  Customer-focused innovation and technical support are distinct competitive advantages Strategies in place to achieve 2014 long- term performance goals:  Sales: $3.8 billion  Adjusted EBITDA: $850 million  Adjusted FCF: >$1.2 billion (cumulative to 2014)  High ROIC Management track record reinforces confidence in delivering results

15 © 2012 W. R. Grace & Co. Grace will have a different balance sheet after emergence. These notes may help investors value Grace after emergence. See Form 8-K filed on February 27, 2013, for complete pro forma financial disclosures. Cash required after emergence: $100 million for operating needs Debt or debt equivalents after emergence  Warrant cash settlement  $490 million current liability at emergence  Debt equivalent until settled in cash (up to one year after emergence)  Deferred payment obligations (DPO) to asbestos trusts  $547 million discounted present value as of December 31, 2013  $356 million discounted present value after tax deductions when paid to trusts  Non-cash interest will accrue annually at 10% rate  No other debt; no financing required at emergence Net debt after emergence: $937 million  Warrant cash settlement plus DPO less cash  ~1.3x Adjusted EBITDA outlook for 2013 Net operating losses at emergence  Estimated NOL $650 to $675 million  Additional deduction of $490 million when warrant settled  Total NOL and warrant deduction up to $1,140 to $1,165 million available to offset U.S. Federal taxable income from 2014 through a portion of 2016. Valuation Considerations

16 © 2012 W. R. Grace & Co. For additional information, please visit www.grace.com or contact: J. Mark Sutherland Vice President, Investor Relations T: +1 410.531.4590 E: Mark.Sutherland@grace.com

17 © 2012 W. R. Grace & Co. Appendix – Definitions and Reconciliations of Non-GAAP Measures Non-GAAP Financial Terms Adjusted EBIT (Earnings Before Interest and Taxes) is net income adjusted for interest income and expense, income taxes, net Chapter 11- and asbestos-related costs, restructuring expenses and related asset impairments, divestment expenses, and gains and losses on sales of product lines and other investments. Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is Adjusted EBIT plus depreciation and amortization expenses. Segment Operating Income is Adjusted EBIT adjusted for defined benefit pension expense and corporate costs. Adjusted Free Cash Flow is net cash provided by or used for operating activities minus capital expenditures plus the net cash flow from Chapter 11 expenses paid, cash paid to resolve contingencies subject to Chapter 11, accelerated payments under defined pension arrangements, and expenditures for asbestos-related environmental remediation. Adjusted EBIT Return On Invested Capital is Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. Adjusted EBIT, Adjusted EBITDA, Adjusted EPS, Segment Operating Income, Adjusted Free Cash Flow and Adjusted EBIT Return On Invested Capital do not purport to represent income or cash flow measures as defined under U.S. generally accepted accounting principles (GAAP), and should not be used as alternatives to such measures as an indicator of Grace’s performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of Grace’s financial results, and to ensure that investors understand the information we use to evaluate the performance of our businesses. Adjusted EBIT has material limitations as an operating performance measure because it excludes Chapter 11- and asbestos-related costs and may exclude income and expenses from restructuring and divestment activities, which historically have been material components of Grace’s net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. Grace’s business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of Grace’s costs. Adjusted Free Cash Flow also has material limitations as a liquidity measure because it excludes the cash flow effects of capital expenditures plus the net cash flow from Chapter 11 expenses paid, cash paid to resolve contingencies subject to Chapter 11, accelerated payments under defined pension arrangements, and expenditures for asbestos-related environmental remediation, which historically have been material components of Grace’s operations. Grace compensates for the limitations of these measurements by using these indicators together with net income as measured under GAAP to present a complete analysis of its results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income measured under GAAP for a complete understanding of Grace’s results of operations. Adjusted Free Cash Flow should be evaluated together with net cash provided by or used for operating activities as measured under GAAP for a complete understanding of Grace's operating cash flows. Investors should evaluate these measures in conjunction with Grace’s Consolidated Financial Statements as presented in Grace’s annual reports on Form 10-K for a more complete analysis of its financial results.

Appendix – Reconciliations of Non-GAAP Measures (continued)

(in millions)	2009	2010	2011	2012
Adjusted EBITDA (Non-GAAP)	**$342.0**	**$442.0**	**$598.6**	**$636.4**
Depreciation and Amortization	(113.0)	(115.6)	(120.0)	(119.0)
Adjusted EBIT (Non-GAAP)	**$229.0**	**$326.4**	**$478.6**	**$517.4**
Adjustments:				
Chapter 11- and asbestos-related costs, net	(109.9)	(35.3)	(44.7)	(407.8)
Divestment expenses	0.0	0.0	(0.4)	(0.2)
Restructuring expenses and related asset impairments	(33.4)	(11.2)	(6.9)	(6.9)
Gains (loss) on sales of product lines and gain related to the sale of interest in an unconsolidated affiliate	33.9	0.0	(0.4)	(0.2)
EBIT	**119.6**	**279.9**	**426.2**	**102.3**
Benefit from (provision for) income taxes	(11.5)	(32.5)	(114.7)	37.3
Interest income of non-Debtor subsidiaries	1.4	1.0	1.2	1.0
Interest expense	(38.3)	(41.3)	(43.3)	(46.5)
Net Income (GAAP)	**$71.2**	**$207.1**	**$269.4**	**$94.1**
Chapter 11- and asbestos-related costs, net:				
Chapter 11 expenses, net of filing entity interest income	$48.0	$17.7	$20.0	$16.6
Provision for asbestos-related contingies	0.0	0.0	0.0	365.0
Libby medical program settlement	0.0	0.0	0.0	19.6
Legal defense costs	36.0	0.1	0.0	0.0
Asbestos administration costs	7.9	6.1	4.5	6.3
Provision for environmental remediation related to asbestos	4.7	3.7	16.3	1.3
D&O insurance cost related to Chapter 11	3.3	3.5	0.3	0.3
Chapter 11 financing related:*				
Translation effects - intercompany loans	(11.0)	25.2	11.7	(5.6)
Value of currency forward contracts - intercompany loans	15.9	(25.4)	(9.3)	3.7
Certain other currency translation costs, net	6.3	4.3	1.2	0.6
COLI income, net	(1.2)	0.1	0.0	0.0
Chapter 11- and asbestos-related costs, net	**$109.9**	**$35.3**	**$44.7**	**$407.8**

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© 2012 W. R. Grace & Co.
GRACE

19 © 2012 W. R. Grace & Co. Appendix – Reconciliations of Non-GAAP Measures (continued) (in millions) Adjusted Free Cash Flow: 2009 2010 2011 2012 Net cash provided by (used for) operating activities $433.4 $327.7 $219.4 $453.6 Capital expenditures (93.8) (112.9) (144.0) (138.5) Free Cash Flow 339.6 214.8 75.4 315.1 Chapter 11 expenses paid 54.2 28.6 20.6 15.5 Accelerated defined benefit pension plan contributions - - 180.0 83.4 Expenditures for asbestos-related environmental remediation 2.8 2.8 2.4 7.2 Adjusted Free Cash Flow (Non-GAAP) $396.6 $246.2 $278.4 $421.2 Adjusted EBIT Return On Invested Capital (trailing four quarters): 2009 2010 2011 2012 Adjusted EBIT (Non-GAAP) $229.0 $326.4 $478.6 $517.4 Trade accounts receivable 373.2 386.1 473.0 489.8 Inventories 220.6 259.3 329.1 278.6 Accounts payable (174.2) (215.6) (257.6) (252.0) Net working capital 419.6 429.8 544.5 516.4 Other current assets (excluding income taxes) 64.5 74.9 82.6 62.4 Properties and equipment, net 690.1 702.5 723.5 770.5 Goodwill 118.6 125.5 148.2 196.7 Investment in unconsolidated affiliate 45.7 56.4 70.8 86.2 Other assets 100.6 97.5 103.3 107.2 Other current liabilities (excluding income taxes and restructuring) (264.5) (229.1) (259.5) (258.9) Other liabilities (including non-asbestos environmental remediation) (58.8) (58.3) (60.9) (56.5) Total invested capital $1,115.8 $1,199.2 $1,352.5 $1,424.0 Adjusted EBIT Return On Invested Capital (Non-GAAP) 20.5% 27.2% 35.4% 36.3%